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                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated as of September 4, 1996, is entered into by and between Charter Communications International, Inc., a Nevada corporation (the "COMPANY"), Stephen E. Raville, Patrick E. Delaney (collectively, the "NEW HOLDERS"), The Aurum Group Limited Partnership, a Texas limited partnership, Potere Management, Inc., a Texas corporation and David G. Olson (collectively, "OLSON").

     WHEREAS, pursuant to Section 6.05 of that certain Acquisition Agreement dated July 15, 1996 between the Company, Overlook Communications International Corporation, the New Holders and OCI Acquisition Corp., a subsidiary of the Company (the "OVERLOOK AGREEMENT"), the Company has agreed to use its best efforts to register shares of Charter Stock in order to provide the New Holders the right to sell the Charter Stock acquired by them pursuant to the Overlook Agreement (the "NEW HOLDER STOCK") on and after September 27, 1997; and

     WHEREAS, Olson is a founding shareholder of the Company who has made significant and additional contributions to the well being of the Company, and the Company has agreed to provide registration rights to Olson consistent with those provided to the New Holders.

     NOW, THEREFORE, in consideration for and as an inducement to the New Holders to enter into the Overlook Agreement and in consideration of the mutual covenants and premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties agree as follows:

     1.   REGISTRATION.

          1.1  REGISTRATION OBLIGATION.

               1.1.1 DEMAND REGISTRATION. The Company hereby agrees, upon written request of either New Holder or Olson, to use its reasonable best efforts to register for sale by filing with the U.S. Securities and Exchange Commission (the "COMMISSION") such registration statements necessary for public sale of Charter Stock (hereinafter, a "REGISTRATION") on behalf of each of the New Holders and Olson, covering all, or such lesser number of shares as may be agreed upon in writing by the New Holders and Olson, of the shares of Charter Stock beneficially owned by each of the New Holders and Olson (collectively, the "ELIGIBLE SHARES"), subject to the terms and conditions of this Agreement. For purposes of this Agreement, the number of shares beneficially owned by such persons shall be determined by reference to the Form 3 or 4 filed by each such person, which indicates (or permits the determination of) the number of Charter Stock beneficially owned by such persons as of the close of business on the date of this Agreement.

               1.1.2 SHELF REGISTRATION. The Company shall at the request of any holder of Eligible Shares fulfill its registration obligations under
Section 1.1.1 by filing a "shelf registration" registering all, or such lesser number of shares as may be agreed upon in writing by the New Holders and Olson, of the Eligible Shares. The Company's obligation to maintain the effectiveness of any such shelf registration shall terminate on the date of termination of this Agreement or the date that the New Holders and Olson have sold or otherwise transferred or disposed of all shares registered in the shelf registration, whichever date is earlier.

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          1.2  LIMITATIONS ON REGISTRATION OBLIGATION.

               1.2.1 GENERAL. The Company shall not be obligated to file a Registration or maintain the effectiveness thereof unless all the participants in such Registration agree to accomplish the distribution of shares offered thereby in an organized manner, which agreement shall be satisfactory to the Company, in its reasonable discretion, and may be subject to conditions to promote the orderly and organized distribution of such Eligible Shares, including, without limitation, requiring that all persons participating in such offering agree to utilize not more than one brokerage firm on any trading day, and to limit the number of shares which may be sold in any single day.

               1.2.2 OPINION LETTER AND BLUE SKY REGISTRATION. The Company shall not be required to file any Registration or shelf registration if, prior to the time same is required, counsel for the Company delivers an opinion to each of the New Holders and Olson that all of the Eligible Shares may be sold pursuant to the provisions of Rule 144 within a period of not more than 90 days from the date of such opinion. Upon a Registration, or shelf registration, the Company shall use its reasonable efforts to cause the Eligible Shares to be registered or qualified under the state securities laws or blue sky laws of such jurisdictions as the New Holders or Olson may reasonably request; provided, however, that the Company shall not be required to register or qualify Eligible Shares in any jurisdiction where such registration or qualification would require the Company to subject itself to taxation in such jurisdiction or to register or require it to qualify for authority to do business as a foreign corporation or would subject the Company to general service of process.

          1.3 OBLIGATIONS OF NEW HOLDERS AND OLSON. It shall be a condition precedent to the obligations of the Company to file a Registration that the New Holders and Olson shall furnish promptly to the Company instruments in writing duly executed containing all information as the Company shall reasonably request for use in connection with the preparation of the Registration, any registration statement, or prospectus or preliminary prospectus included therein, as well as all undertakings which the Commission may request or the Company may reasonably request as to compliance with Rule 10b-6 under the Securities Exchange Act of 1934 (the "Exchange Act"). In connection with any underwritten registration of shares held by the New Holders and Olson, if requested by the underwriter, the New Holders and Olson will agree not to sell or otherwise transfer or dispose of any Charter Stock (except that this obligation shall not apply to Eligible Shares included in such underwritten registration) for the period requested by such underwriter.

     2. WAITING PERIOD. Olson hereby agrees that, notwithstanding any rights he may have to sell or otherwise transfer or dispose of Charter Stock pursuant to Rule 144 or otherwise, he will only sell or otherwise transfer or dispose of Charter Stock at such times and in such amounts as each of the New Holders are eligible to sell shares of New Holder Stock pursuant to a Registration or shelf registration as set forth herein.

     3.   EXPENSES.  With respect to any Registration or shelf registration:

     (i) which registers for sale only New Holder Stock and Charter Stock owned by Olson, the Company shall bear all usual and customary expenses relating to registration up to a maximum amount of $5,000 for each such registration, including all registration, filing and

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qualification fees and expenses of counsel to the Company, all fees and expenses of the Company's independent auditors, all fees and expenses of underwriters (except as set forth below) and all printing costs and all fees and expenses incidental to complying with the state securities or "blue sky" laws with regard to Eligible Shares;

     (ii) which registers for sale shares of Charter Stock in addition to New Holder Stock and Charter Stock owned by Olson, the Company shall bear all usual and customary expenses relating to registration, including all registration, filing and qualification fees and expenses of counsel to the Company, all fees and expenses of the Company's independent auditors, all fees and expenses of underwriters (except as set forth below) and all printing costs and all fees and expenses incidental to complying with the state securities or "blue sky" laws with regard to Eligible Shares; and

     (iii) the New Holders and Olson shall bear (a) all commissions and other expenses that are customarily paid by selling stockholders relating to the sale of such stockholders' shares pursuant to registration, such as all selling expenses and underwriter discounts and commissions attributable to the shares offered by either of the New Holders or Olson; (b) all fees and expenses of any special counsel or experts retained by either of the New Holders or Olson plus all out-of-pocket expenses of either of the New Holders or Olson or any agent(s) who manages the account of either of the New Holders or Olson, in connection with the registration; and (c) with respect to any registration covered by 3(i) above, on a pro-rata basis, all usual and customary expenses relating to registration that are in excess of $5,000.

     4.   INDEMNIFICATION.

          4.1 INDEMNIFICATION BY THE COMPANY. In the event of any registration of Charter Stock pursuant to this Agreement, the Company will indemnify and hold harmless each New Holder or Olson (the "INDEMNIFIED PERSON") against any and all losses, claims, damages or liabilities, joint or several, to which the Indemnified Person may become subject under the Securities Act of 1933, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement filed in a registration pursuant to this Agreement under which such Charter Shares were registered, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto (collectively, the "REGISTRATION DOCUMENTS"), or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; PROVIDED HOWEVER, that the Company will not be liable in any such case to: (i) the Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Registration Documents, in reliance upon and in conformity with information furnished to the Company by or on behalf of the Indemnified Person, or (ii) the Indemnified Person from whom the person asserting any such loss, claim, damage or liability purchased the Charter Stock if the Indemnified Person failed to send or give a copy of the final prospectus to the person asserting such loss, claim, damage or liability, unless such failure is by an underwriter or investment banking firm which agrees to act on behalf of both the Company and the Indemnified Person in such registration.

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          4.2  INDEMNIFICATION BY THE NEW HOLDERS AND OLSON.  In the event of any registration of any Charter Stock under the Securities Act of 1933 pursuant to this Agreement, each of the New Holders and Olson will, to the extent permitted by law, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, each officer and director of each underwriter, and each person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act) and each New Holder and Olson against any and all losses, claims, damages or liabilities, joint or several, to which the Company, the directors and officers of the Company, the underwriter, the officers and directors of underwriter, or controlling person may become subject under the Securities Act of 1933, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Documents under which the Charter Shares were registered or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such New Holder and Olson for use in connection with the preparation of such Registration Documents.

          4.3 INDEMNIFICATION PROCEDURE. The procedure for notice of any claim for indemnity shall be made in accordance with the terms and provisions of
Section 4.03(h) of the Overlook Agreement, provided, however, that the "Indemnity Period" shall expire at midnight of the first anniversary following the termination of this Agreement.

     5. ADDITIONAL INFORMATION. If at any time during which the delivery of a prospectus relating to Charter Stock registered pursuant to this Agreement is required under the Securities Act of 1933 and the Company has a current obligation under this Agreement to maintain the effectiveness of any such registration any event occurs as a result of which the prospectus as then supplemented or amended would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein not misleading, the Company shall promptly notify the New Holders and Olson of such event and (i) to the extent such statement or omission can be corrected by a supplement, the Company will promptly prepare and file a supplement with the Commission, or (ii) to the extent such statement or omission can only be corrected by an amendment, the Company will notify the New Holders and Olson of the occurrence of such event and will promptly prepare and file an appropriate amendment with the Commission and will use its reasonable best efforts to cause such amendment to be declared effective.

     6.   MISCELLANEOUS.

          6.1 SUCCESSORS AND ASSIGNS. Neither the New Holders nor Olson may assign their rights under this Agreement in connection with the transfer or sale of any Charter Stock held by them. This Agreement shall inure to the benefit of and be binding upon any successors and assigns of the parties hereto (only to the extent agreed by all the parties hereto).

          6.2 NOTICES. All notices under this Agreement shall be made in accordance with Section 12.02 of the Overlook Agreement.

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          6.3  COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.4 HEADINGS. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

          6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

          6.6 ENTIRE AGREEMENT. All other prior or contemporary representations, warranties, covenants or agreements, if any, between the parties hereto, or their representatives, with respect to the subject matter hereof are superseded by and merged into this Agreement, and this Agreement shall constitute the entire understanding between the parties with respect to the matters included herein. No waiver, amendment or modification of the terms hereof shall be valid unless made in writing signed by the party to be charged and only then to the extent expressly set forth therein. A party may waive in writing compliance by another party with any of the terms contained in this Agreement. No waiver, however, shall be a waiver of any other matter or constitute a continuing waiver.

          6.7 TERMINATION. This Agreement shall terminate on the date that any New Holder Stock is eligible for resale by the New Holders pursuant to Rule 144 or the date an instrument is signed by all of the parties hereto specifically terminating this Agreement.
















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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth on the first page hereof.

NEW HOLDERS:                                COMPANY:

STEPHEN E. RAVILLE                          CHARTER COMMUNICATIONS
                                            INTERNATIONAL, INC.


/s/ STEPHEN E. RAVILLE                      By:     /s/  DAVID G. OLSON
-----------------------------------            --------------------------------
                                               David G. Olson
                                               President and Chief Executive
                                                  Officer


PATRICK E. DELANEY

    /s/  PATRICK E. DELANEY
-----------------------------------


DAVID G. OLSON

    /s/  DAVID G. OLSON
-----------------------------------













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